Exhibit 10(b)(4)


                     IMPERIAL HOLLY CORPORATION

               SCHEDULE OF SALARY CONTINUATION AGREEMENTS


Name                                               Title
- -----------------------------                -----------------------

Agreements with Full Vesting:

  I. H. Kempner, III                         Chairman of the Board

  J. C. Kempner                              President, Chief Executive Officer
                                               and Chief Financial Officer

  R. E. Henderson                            Vice President and Treasurer

  J. R. Skiles                               Vice President, Distribution

Agreements with Graduated Vesting:

  R. W. Hill                                 Executive Vice President

  H. J. Smith                                Executive Vice President,
                                               Sales and Marketing

  W. F. Schwer                               Senior Vice President, Secretary
                                               and General Counsel

  W. A. Coker                                Vice President, Transportation

  P. C. Carrothers                           Senior Vice President, Logistics